SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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                               MAYTAG CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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Dear Maytag Employee:

Recently, THE DES MOINES REGISTER ran a series of editorials that examine some of the current critical issues facing America, its citizens, its manufacturing base and its future in the world economy. While these editorials focused on several issues related to Maytag, including employment cutbacks at our Newton Laundry Products facility, they also wrote in general about the decline in U.S. manufacturing and some of the difficult decisions that American-based companies are faced with to remain competitive.

Job security, shrinking U.S. manufacturing base, high corporate taxes, astronomical health care insurance costs, job retraining benefits and the "brain-drain" in research investments are some of the areas THE REGISTER discussed.

We were asked by some of our employees to provide Maytag's view regarding this series. Whether you, as an employee, have read these editorials and formed an opinion or not, we want you to know and understand the facts as we see them.

MAYTAG'S VIEW

Generations of Maytag employees in the United States, Canada and around the world have worked hard to create and protect the image that Maytag enjoys today with consumers, dealers and the buying public. While THE REGISTER seems to be focused on Maytag, and particularly on the Newton Laundry Products facility, we must be attentive to our entire employee base. More than 90 percent of our 18,000 employees work at operations outside of Newton.

We do agree with the newspaper that today the competition is global and what is happening to Maytag is a microcosm of what manufacturing companies are experiencing all across America. American-based companies - large or small - are faced with difficult decisions and must adapt in order to remain competitive.

For many years, the appliance industry and Maytag had held up reasonably well, largely because the global competitors had not attacked our segment. That began to change in recent years. As a company with high legacy costs based on negotiated labor contracts completed in a different era, and wage and benefit costs above competitive levels, Maytag has been more dramatically impacted as the global competition began to unfold.

While some of the newspaper's editorial recommendations are worth consideration, they are not really relevant to Maytag's current situation. Eliminating the federal corporate profits tax and instituting national health insurance may be on everyone's wish list, but there is no likelihood any of those ideas will be enacted any time soon.



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Increasing federal spending on research in the physical sciences and engineering is to be applauded, but even if the United States remains a leader in innovation, manufacturers will still produce them in low-cost countries, as even Maytag has done, just to compete in various product categories.

Why? Because companies, like Maytag, must answer to two very discriminating constituencies - shareholders and consumers. Shareholders demand a return on the investments that they make when they buy our stock. Our profitability starts with our top-line sales, which are governed chiefly by consumers.

Today's consumers demand value in the products that they choose - attractive pricing along with appealing features. Through their purchasing habits they dictate their demands loudly and clearly. Maytag, as a manufacturer and marketer of consumer goods, must listen to, and accept, the prevailing realities of our business - that based upon their shopping patterns, consumers generally are not concerned where the products they buy are built, but rather where they can be purchased for the best possible price and overall value.

Hopefully, this summary helps you to better understand Maytag's perspective on this recent newspaper coverage. Thank you for your continued support of our business.



/s/ Karen Lynn

Karen Lynn
VP Communication


MAYTAG ADDITIONAL INFORMATION:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements speak only as of this date and include statements regarding expectations as to the closing of the transaction with Whirlpool. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the



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transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE PROPOSED MERGER AND WHERE TO FIND IT

Whirlpool and Maytag have filed a preliminary prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read the preliminary prospectus/proxy statement, which contains important information. The preliminary prospectus/proxy statement is, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website (http://www.sec.gov) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692, Attention: Larry Venturelli, Vice President, Investor Relations. Neither this communication nor the preliminary prospectus/proxy statement constitutes an offer to issue Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants is included in the preliminary prospectus/proxy statement Whirlpool and Maytag filed with the SEC.

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